UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

VPC IMPACT ACQUISITION HOLDINGS II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40160	98-1576492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 701-1777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	VPCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VPCB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	VPCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Confirmed Listing Rule or Standard; Transfer of Listing.

On March 14, 2022, VPC Impact Acquisition Holdings II, an exempted company incorporated in the Cayman Islands with limited liability (“VIH”) received a letter from The Nasdaq Capital Market LLC (“NASDAQ”), stating that VIH no longer complies with NASDAQ’s independent director, audit and compensation committee requirements as set forth in NASDAQ Listing Rule 5605. Rule 5605 requires, in part, that listed companies have a majority independent board of directors, an audit committee consisting of at least three independent directors and a compensation committee consisting of at least two independent directors.    The non-compliance resulted from the resignation of Ms. Adrienne Harris from the VIH board, audit and compensation committees, as disclosed in the Form 8-K filed by VIH on September 7, 2021.

Consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), NASDAQ is providing VIH with a cure period in order to regain compliance until the earlier of VIH’s next annual shareholders’ meeting or September 7, 2022. VIH expects to fill the vacancy on its board, as well as the audit and compensation committees prior to the expiration of the noted cure period, which would result in VIH regaining compliance with Rule 5605.]

Receipt of the letter described above from NASDAQ has no immediate effect on the listing of VIH’s ordinary shares. This Current Report on Form 8-K is filed to satisfy the obligation under NASDAQ Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that VIH publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VPC Impact Acquisition Holdings II

By:	/s/ Gordon Watson
Name: Gordon Watson
Title: Co-Chief Executive Officer

Dated: March 17, 2022